UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2015

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 18, 2015, the Board of Directors approved an amendment to the 2000 Stock Incentive Plan, the 2008 Stock Incentive Plan and the 2003 Non-Employee Directors Stock Plan (together the “Plans”) to remove the minimum exercise provision which provides that no fewer than 100 common shares may be purchased upon exercise of a stock option at any one time unless the number purchased is the total number at the time available for purchase under the award.  The Compensation Committee also approved waiving the minimum exercise provision in outstanding option award agreements upon request of the option holder.   Copies of the amended Plans are attached hereto as Exhibits.

On May 19, 2015, shareholders approved an extension of the Company’s Performance Incentive Plan until the annual shareholders meeting in 2020.  Shareholders also approved the addition of new business criteria and adjustments to the business criteria, and an increase in the maximum amount that may be issued to a participant in the Performance Incentive Plan from $400,000 to $1,250,000 for any calendar year commencing January 1, 2016.  Copy of the Performance Incentive Plan is attached hereto as Exhibit 10.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders was held on May 19, 2015.

The following table presents the voting results of the election of Class I directors at this meeting:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mr. James L. Anderson	25,626,797	564,321	8,226,282
Ms. Sarah J. Anderson	25,656,416	534,702	8,226,282
Ms. Anne M. Holloway	25,776,154	414,964	8,226,282

Shareholders approved an amendment and extension of the Performance Incentive Plan, with 25,217,210 shares voting in favor of the Plan, 647,073 shares voting against the Plan, 326,835 shares abstaining from voting on the Plan and 8,226,282 shares broker non-votes.

The advisory vote on the compensation of the Company’s named executive officers as described in the Company’s proxy statement, received the votes presented below. 97.1% of the total votes cast either in favor of or against the Company’s executive compensation plan were cast in favor of the plan.

•                  25,108,896 shares voted in favor

•                  747,854 shares voted against

•                  334,368 shares abstained from voting

•                  8,226,282 shares broker non-votes

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, with 33,628,861 voting in favor of the appointment, 624,899 shares voting against the appointment and 163,640 shares abstaining from voting on the appointment.

Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed hereunder:

Exhibit 10.1: Amended and Restated Performance Incentive Plan (1)

Exhibit 10.2: 2000 Stock Incentive Plan, as amended (1)

Exhibit 10.3: 2008 Stock Incentive Plan, as amended (1)

Exhibit 10.4: 2003 Non-Employee Directors Stock Plan, as amended (1)

(1)                              Management contract or compensatory arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY

Date: May 20, 2015	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer